INCOME TAX EXPENSE	6 Months Ended
Jun. 30, 2018
Income Tax [Abstract]
INCOME TAX EXPENSE
INCOME TAX EXPENSE

	For the three months ended June 30		For the six months ended June 30
	2018	2017	2018	2017
Current	$96	$208	$229	$348
Deferred	20	66	88	518
	$116	$274	$317	$866

Income tax expense was $317 million for the six months ended June 30, 2018. The underlying effective tax rate for ordinary income for the six months ended June 30, 2018 was 44% after adjusting for the impact of the Dominican Republic tax audit; the net impact of foreign currency translation losses on deferred tax balances; the impact of impairment (reversals) charges; the impact of asset sales and non-hedge derivatives; the impact of non-deductible foreign exchange losses, and the impact of other expense adjustments. The unadjusted tax rate for income for the six months ended June 30, 2018, was 73% of the income before income taxes.

Currency Translation
Deferred tax balances are subject to remeasurement for changes in currency exchange rates each period. The most significant balances are Argentine net deferred tax liabilities. In the six months ended June 30, 2018 and 2017, tax expense of $19 million and $3 million, respectively, primarily arose from translation losses on tax balances in Argentina, due to the weakening of the Argentine peso against the U.S. dollar. These translation losses are included within deferred income tax expense.

Dominican Republic Tax Audit
In the first quarter of 2018, current tax expense of $5 million and deferred tax expense of $37 million were recorded, resulting from a tax audit of Pueblo Viejo in the Dominican Republic. The deferred tax expense relates to additional tax deductions included in the audit that reduced deferred tax assets but did not reduce tax expense due to the application of annual minimum tax (AMT) in certain taxation years.